UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 21, 2012

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
216 Airport Drive, Rochester, NH	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities

On November 21, 2012, Albany International Corp. ("the Company") issued a news release related to a proposal to consolidate manufacturing operations in France.

The proposal is subject to local legal requirements and consultation with local employee works councils. Until consultations are concluded, the Company is unable to reasonably estimate the costs that it would expect to incur in connection with the proposed action. The Company will disclose the amount, type and timing of any such costs promptly after they are determined.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

99.1       News release dated November 21, 2012.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino

Title: Chief Financial Officer and Treasurer

Date: November 26, 2012

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Index to Exhibits

Exhibit No.	Description
99.1	News release dated November 21, 2012